UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 17, 2000


                            UGLY DUCKLING CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                  000-20841               86-0721358
       ------------            ------------------     -------------------
 (State or other jurisdiction     (Commission            (IRS Employer
       of incorporation)          File Number)         Identification No.)




            2525 E. Camelback Road, Suite 500, Phoenix, Arizona 85016
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip code)




       Registrant's telephone number, including area code (602) 852-6600
                                ----------------


                                 Not applicable.
       ------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.           Other Events


         Attached   hereto  as  Exhibit   99.1  is  a  copy  of  Ugly   Duckling
Corporation's press release dated February 16, 2000 titled "Ugly Duckling Reports Financial Results for 1999."

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


         (c)      Exhibits

EXHIBIT
NUMBER   DESCRIPTION

99.1 Ugly Duckling Corporation Press Release dated February 16, 2000 titled "Ugly Duckling Reports Financial Results for 1999."

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            UGLY DUCKLING CORPORATION


Date: February 17, 2000      By: \s\ Jon D. Ehlinger
                          -----------------------------
                          Vice President, Secretary and
                                 General Counsel

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   SCHEDULE TO
                          ISSUER TENDER OFFER STATEMENT
UNDER SECTION 14(d)(1) or Section 13(e)(1)OF THE SECURITIES EXCHANGE ACT OF 1934

                            UGLY DUCKLING CORPORATION
                                (NAME OF ISSUER)

                            UGLY DUCKLING CORPORATION
                      (NAME OF PERSON(S) FILING STATEMENT)

                                  COMMON STOCK
                                 $.001 PAR VALUE
                         (TITLE OF CLASS OF SECURITIES)

                                    903512101
                      (CUSIP NUMBER OF CLASS OF SECURITIES)

                               GREGORY B. SULLIVAN
                      CHIEF EXECUTIVE OFFICER AND PRESIDENT
                            UGLY DUCKLING CORPORATION
                       2525 EAST CAMELBACK ROAD, SUITE 500
                             PHOENIX, ARIZONA 85016
                                 (602) 852-6600
            (NAME, ADDRESS AND TELEPHONE NUMBER OF PERSON AUTHORIZED
                 TO RECEIVE NOTICE AND COMMUNICATIONS ON BEHALF
                       OF THE PERSON(S) FILING STATEMENT)

                                    COPY TO:

                                STEVEN D. PIDGEON
                              SNELL & WILMER L.L.P.
                               ONE ARIZONA CENTER
                           PHOENIX, ARIZONA 85004-0001
                                 (602) 382-6252

                            CALCULATION OF FILING FEE

---------------------------------- ---------------------------------------------
      TRANSACTION VALUATION*            AMOUNT OF FILING FEE**

---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
           $27,500,000                         $5,500.00
---------------------------------- ---------------------------------------------

* Assumes  purchase of 2,500,000  Shares of Common Stock at $11.00 per share.

**Calculated based on the transaction valuation multiplied by one-fiftieth of one percent.

[  ] Check  the  box if any  part of the fee is  offset  as  provided  by Rule
     0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:             N/A              Filing Party:     N/A
Form or Registration No.:           N/A              Date Filed:       N/A

|X| Check the box if the filing relates solely to preliminary communications made before the commencement of a tender offer.

         Check the appropriate boxes below to designate any transactions to which the statement relates:

[ ]      third-party tender offer subject to Rules 14d-1.
[ ]      issuer tender offer subject to Rule 13e-4.
[ ]      going-private transaction subject to Rule 13e-3.
[ ]      amendment to Schedule 13D under Rule 13d-2.

         Check the following box if the filing is a final amendment reporting the results of the tender offer: [ ]

         Attached hereto is a copy of Ugly Duckling Corporation's press release dated February 16, 2000 titled "Ugly Duckling Reports Financial Results for 1999."

                                    SIGNATURE

         After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated:   February 16, 2000.

                             UGLY DUCKLING CORPORATION
                             A Delaware corporation


                          by: /S/ JON D. EHLINGER
                              -------------------
                              Jon D. Ehlinger
                              Secretary and
                              General Counsel